Exhibit 4.2

DEBENTURE # ______________________________

                              CONVERTIBLE DEBENTURE

                               Due August 25, 1999

                     NATIONAL EQUITIES HOLDINGS, INC. (NEHI)

                                   Obligation

         NATIONAL EQUITIES HOLDINGS, INC. (NEHI), a corporation organized and existing under the laws of the State of Delaware, for value received, promises to pay the registered holder on the above due date, being a date two years or less after the date of authentication below, the principal sum of $__________________________________.

Holder _______________________________________________________________________.
Except as herein otherwise proved, National Equities Holdings, Inc. (NEHI) also promises to pay interest on the principal sum from the date of authentication, at a rate of eight percent (8%) per year until the principal sum has been paid. The principal and interest on this Debenture is payable at the office of National Equities Holdings, Inc. (NEHI) at 616 FM 1960 W., Suite #225, Houston, Texas 77090.

                                Interest Payment

         Interest on this Debenture will be paid on August 25 of each year. After allocation of earnings has been made to cover all of National Equities Holdings, Inc. (NEHI's) existing and continuing obligations, including any new, customary, and extraordinary obligations incurred in the normal course of doing business, and after the usual appropriates have been made for customary reserves, funds, or accounts, the amount of earned surplus available for payment of dividends or other purposes will be determined. All such surplus in each year will first be used toward this issue, to pay the holders on a pro rata basis up to the maximum percent of interest on this Debenture. Only when all holders are paid the maximum percentage of interest on this Debenture will the surplus be available for payment of dividends or other purposes as the Board of Directors determines.

                                     Series

         This Debenture is one of a series of National Equities Holdings, Inc.
(NEHI) Debentures known as Convertible Debentures, with an aggregate principal amount of $1,000,000, all of which are subject to the same terms and conditions as this Debenture.

                                   Redemption

         This Debenture will be redeemable at the option of National Equities Holdings, Inc. (NEHI) in whole or part, at any time after the proper notice. The redemption price will be the principal amount of this Debenture plus interest accrued to the date fixed for redemption. In the event that less than all the Debentures of this issue are to be redeemed, redemption will be, to the extent possible, pro rata. This Debenture will become due and payable and will cease to bear interest on the date fixed for the redemption.

                              Notice of Redemption

         Before redeeming, National Equities Holdings, Inc. (NEHI) will notify any registered holder of this Debenture of its intention to redeem and of the redemption date at least thirty (30) days prior to such date. Notice shall be sent by registered mail to the last address of the registered holder as it appears on the books of National Equities Holdings, Inc. (NEHI).

                               Straight Conversion

         This Debenture will be convertible at the option of the holder at any time from and after the date of issue, and up to but not after one year from the date of issue. If this Debenture is called for redemption, it will be convertible at any time prior to the close of business on the fifth day preceding the date fixed for redemption. This Debenture will be convertible into fully paid and non assessable shares of National Equities Holdings Inc. (NEHI) Preferred Stock in accordance with "Addendum A" attached to this Debenture. For the Purpose of Addendum A, the principal sum written in the "obligation" paragraph above is the "Initial Investment." In order to exercise the conversion privilege, the holder of this Debenture will surrender it to National Equities Holdings, Inc. (NEHI) with the proper notice of conversion as described below. If the stock into which this Debenture is convertible is to be used in a name or names other than that of the registered owner of this Debenture, the Debenture must be accompanied by proper assignment.

                              Notice of Conversion

         A holder desiring to convert this Debenture must give written notice to National Equities Holdings, Inc. (NEHI) and, simultaneously, surrender this Debenture together with a duly executed instrument of assignment and transfer, in the form attached hereto as "Exhibit I", at National Equities Holdings, Inc. (NEHI's) principal office at 616 FM 1960 W., Suite #225, Houston, Texas 77090. NEHI will promptly issue to the holder the share of stock into which this Debenture is to be converted.

                                   Assignment

         This Debenture may not be assigned without the prior notice to and consent of National Equities Holdings, Inc. (NEHI) to the assignment, which consent will not be given unless NEHI and NEHI's counsel are satisfied that the assignment shall not violate any state or federal securities laws.

         IN WITNESS WHEREOF, National Equities Holdings, Inc. (NEHI) has caused this Debenture to be signed by its President or other officer, and its seal to be affixed hereto and attested by its Secretary this ________________________ day of ________________________, 19___.



NATIONAL EQUITIES HOLDINGS, INC. (NEHI)

By:    -------------------------------

Name:  Bill Knollenberg                                   {Corporate Seal}
       -------------------------------

Title: President
       -------------------------------



Subscriber(s) Signature

       -------------------------------

       -------------------------------



Attest:

By:    -------------------------------
       Secretary

THE STATE OF Texas
COUNTY OF    Harris

         BEFORE ME, the undersigned authority, on this day personally appeared Bill Knollenberg, known to me to be the person whose name is/are subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposed and consideration therein expressed.


         GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____________ day of ______________________ of 19___.


                                    -------------------------------------------
                                    Notary Public in and for the State of Texas



My Commission Expires:

------------------------






                                                                  --------------
                                                                  Initial

                                                                  --------------
                                                                  Initial

                                 SIGNATURE PAGE

         IF SUBSCRIBER(S) IS/ARE INDIVIDUAL(S), INCLUDING JOINT TENANTS OR TENANTS IN COMMON, SIGN IN THE SPACE(S) PROVIDED BELOW:

         IN WITNESS WHEREOF, the undersigned has executed this Subscription and Investment Representation Agreement and Power of Attorney this __________ day of ________________ of 19___. If Purchasing as a community property in one or both names, both spouses should sign.

                                               EXECUTION:
WITNESS:


---------------------------                    ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Print Name


                                               EXECUTION:
WITNESS:


---------------------------                    ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Print Name
ACCEPTED BY:
Issuer's Agent

Date:
       -------------------------------

By:
       -------------------------------
       Signature


       Bill Knollenberg
       -------------------------------
       Print Name


       President
       -------------------------------
       Title
                                                                  --------------
                                                                         Initial

                                                                  --------------
                                                                         Initial

Debenture No. _____________________

                                   Addendum A

The Straight Conversion rate for this Convertible Debenture is $    per share of
NATIONAL EQUITIES HOLDINGS, INC. (NEHI) Debenture Total =
_________________________








--------------------------------------
Bill M. Knollenberg

CONVERTIBLE BOND # __________________________


                                CONVERTIBLE BOND

                               Due August 25, 1999

                     NATIONAL EQUITIES HOLDINGS, INC. (NEHI)

                                   Obligation

         NATIONAL EQUITIES HOLDINGS, INC. (NEHI), a corporation organized and existing under the laws of the State of Delaware, for value received, promises to pay the registered holder on the above due date, being a date two years or less after the date of authentication below, the principal sum of $______________________________________.

Holder ________________________________________________________________________.
Except as herein otherwise proved, National Equities Holdings, Inc. (NEHI) also promises to pay interest on the principal sum from the date of authentication, at a rate of eight percent (8%) per year until the principal sum has been paid. The principal and interest on this Bond is payable at the office of National Equities Holdings, Inc. (NEHI) at 616 FM 1960 W., Suite #225, Houston, Texas 7090.

                                Interest Payment

         Interest on this Bond will be paid on August 25 of each year. After allocation of earnings has ben made to cover all of National Equities Holdings, Inc. (NEHI's) existing and continuing obligations, including any new, customary, and extraordinary obligations incurred in the normal course of doing business, and after the usual appropriates have been made for customary reserves, funds, or accounts, the amount of earned surplus available for payment of dividends or other purposes will be determined. All such surplus in each year will first be used toward this issue, to pay the holders on a pro rata basis up to the maximum percent of interest on this Bond. Only when all holders are paid the maximum percentage of interest on this Bond will the surplus be available for payment of dividends or other purposes as the Board of Directors determines.

                                     Series

         The Bond is one of a series of National Equities Holdings, Inc. (NEHI) Bonds known as Convertible Bonds, with an aggregate principal amount of $1,000,000, all of which are subject to the same terms and conditions as this Bond.

                                   Redemption

         This Bond will be redeemable at the option of National Equities Holdings, Inc. (NEHI) in whole or part, at any time after the proper notice. The redemption price will be the principal amount of this Bond plus interest accrued to the date fixed for redemption. In the event that less than all the Bonds of this issue are to be redeemed, redemption will be, to the extent possible, pro rata. This Bond will become due and payable and will cease to bear interest on the date fixed for the redemption.

                              Notice of Redemption

         Before redeeming, National Equities Holdings, Inc. (NEHI) will notify any registered holder of this Bond of its intention to redeem and of the redemption date at least thirty (30) days prior to such date. Notice shall be sent by registered mail to the last address of the registered holder as it appears on the books of National Equities Holdings, Inc. (NEHI).

                               Straight Conversion

         This Bond will be convertible at the option of the holder at any time from and after the date of issue, and up to but not after one year from the date of issue. If this Bond is called for redemption, it will be convertible at any time prior to the close of business on the fifth day preceding the date fixed for redemption. This Bond will be convertible into fully paid and non assessable shares of National Equities Holdings, Inc. (NEHI) Common Stock in accordance with "Addendum A" attached to this Bond. For the Purpose of Addendum A, the principal sum written in the "obligation" paragraph above is the "Initial Investment." In order to exercise the conversion privilege, the holder of this Bond will surrender it to National Equities Holdings, Inc. (NEHI) with the proper notice of conversion as described below. If the stock into which this Bond is convertible is to be used in a name or names other than that of the registered owner of this Bond, the Bond must be accompanied by proper assignment.

                              Notice of Conversion

         A holder desiring to convert this Bond must give written notice to National Equities Holdings, Inc. (NEHI) and, simultaneously, surrender this Bond together with a duly executed instrument of assignment and transfer, in the form attached hereto as "Exhibit I", at National Equities Holdings, Inc. (NEHI's) principal office at 616 FM 1960 W., Suite #225, Houston, Texas 77090. NEHI will promptly issue the holder the share of stock into which this Bond is to be converted.

                                   Assignment

         This Bond may not be assigned without the prior notice to and consent of National Equities Holdings, Inc. (NEHI) to the assignment, which consent will not be given unless NEHI and NEHI's counsel are satisfied that the assignment shall not violate any state or federal securities laws.

         IN WITNESS WHEREOF, National Equities Holdings, Inc. (NEHI) has caused this Bond to be signed by its President or other officer, and its seal to be affixed hereto and attested by its Secretary this ________________ day of _____________________, 19___.



NATIONAL EQUITIES HOLDINGS, INC. (NEHI)

By:    -------------------------------

Name:  Bill Knollenberg                                   {Corporate Seal}
       -------------------------------

Title: President
       -------------------------------



Subscriber(s) Signature

       -------------------------------

       -------------------------------



Attest:

By:    -------------------------------
       Secretary

Bond No. _____________________


                                   Addendum A

The Straight Conversion rate for this Convertible Bond is $         per share of
NATIONAL EQUITIES HOLDINGS, INC. (NEHI) Bond Total =
_________________________








--------------------------------------
Bill M. Knollenberg

                                 SIGNATURE PAGE

                  IF SUBSCRIBER(S) IS/ARE INDIVIDUAL(S), INCLUDING JOINT TENANTS OR TENANTS IN COMMON, SIGN IN THE
                  SPACE(S) PROVIDED BELOW:

         IN WITNESS WHEREOF, the undersigned has executed this Subscription and Investment Representation Agreement and Power of Attorney this __________ day of ________________ of 19___. If Purchasing as a community property in one or both names, both spouses should sign.

                                               EXECUTION:
WITNESS:


---------------------------                    ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Print Name


                                               EXECUTION:
WITNESS:


---------------------------                    ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Print Name
ACCEPTED BY:
Issuer's Agent

Date:
       -------------------------------

By:
       -------------------------------
       Signature


       Bill Knollenberg
       -------------------------------
       Print Name


       President
       -------------------------------
       Title

                                       19

                                                                  --------------
                                                                         Initial

                                                                  --------------
                                                                         Initial

THE STATE OF Texas
COUNTY OF    Harris

         BEFORE ME, the undersigned authority, on this day personally appeared Bill Knollenberg, known to me to be the person whose name is/are subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposed and consideration therein expressed.


         GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____________ day of ______________________ of 19___.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas



My Commission Expires:

------------------------











                                       20





                                                                  --------------
                                                                  Initial

                                                                  --------------
                                                                  Initial

DEBENTURE # ____________________________________


                              CONVERTIBLE DEBENTURE

                               Due January 5, 1998

                            ERIN GAS PRODUCERS, INC.

                                   Obligation

         ERIN GAS PRODUCERS, INC. (Erin Gas), a corporation organized and existing under the laws of the State of Nevada, for value received, promises to pay the registered holder on the above due date, being a date two years or less after the date of authentication below, the principal sum of $_____________________________________________.

Holder ________________________________________________________________________.
Except as herein otherwise proved, Erin Gas also promises to pay interest on the principal sum from the date of authentication, at a rate of twelve percent (12%) per year until the principal sum has been paid. The principal and interest on this Debenture is payable at the office of Erin Gas at 2800 Post Oak-Transco Tower, Suite #5260, Houston, Texas 77056.

                                Interest Payment

         Interest on this Debenture will be paid on January 5 of each year. After allocation of earnings has been made to cover all of Erin Gas's existing and continuing obligations, including any new, customary, and extraordinary obligations incurred in the normal course of doing business, and after the usual appropriates have been made for customary reserves, funds, or accounts, the amount of earned surplus available for payment of dividends or other purposes will be determined. All such surplus in each year will first be used toward this issue, to pay the holders on a pro rata basis up to the maximum percent of interest on this Debenture. Only when all holders are paid the maximum percentage of interest on this Debenture will the surplus be available for payment of dividends or other purposes as the Board of Directors determines.

                                     Series

         This Debenture is one of a series of Erin Gas Debentures known as Convertible Debentures, with an aggregate principal amount of $5,000,000, all of which are subject to the same terms and conditions as this Debenture.

                                   Redemption

         This Debenture will be redeemable at the option of Erin Gas, in whole or part, at any time after the proper notice. The redemption price will be the principal amount of this Debenture plus interest accrued to the date fixed for redemption. In the event that less than all the Debentures of this issue are to be redeemed, redemption will be, to the extent possible, pro rata. This Debenture will become due and payable and will cease to bear interest on the date fixed for the redemption.

                              Notice of Redemption

         Before redeeming, Erin Gas will notify any registered holder of this Debenture of its intention to redeem and of the redemption date at least thirty
(30) days prior to such date. Notice shall be sent by registered mail to the last address of the registered holder as it appears on the books of Erin Gas.

                               Straight Conversion

         This Debenture will be convertible at the option of the holder at any time from and after the date of issue, and up to but not after one year from the date of issue. If this Debenture is called for redemption, it will be convertible at any time prior to the close of business on the fifth day preceding the date fixed for redemption. This Debenture will be convertible into fully paid and non assessable shares of Erin Gas common stock in accordance with "Addendum A" attached to this Debenture. For the Purpose of Addendum A, the principal sum written in the "obligation" paragraph above is the "Initial Investment." In order to exercise the conversion privilege, the holder of this Debenture will surrender it to Erin Gas with the proper notice of conversion as described below. If the stock into which this Debenture is convertible is to be used in a name or names other than that of the registered owner of this Debenture, the Debenture must be accompanied by proper assignment.

                              Notice of Conversion

         A holder desiring to convert this Debenture must give written notice to Erin Gas and, simultaneously, surrender this Debenture together with a duly executed instrument of assignment and transfer, in the form attached hereto as "Exhibit I", at Erin Gas's principal office at 2800 Post Oak-Transco Tower, Suite #5260, Houston, Texas 77056. Erin Gas will promptly issue to the holder the share of stock into which this Debenture is to be converted.

                                   Assignment

         This Debenture may not be assigned without the prior notice to and consent of Erin Gas to the assignment, which consent will not be given unless Erin Gas and Erin Gas's counsel are satisfied that the assignment shall not violate any state or federal securities laws.

         IN WITNESS WHEREOF, Erin Gas has caused this Debenture to be signed by its President or other officer, and its seal to be affixed hereto and attested by its Secretary this ________________ day of _____________________, 19___.




ERIN GAS PRODUCERS, INC.

By:    -------------------------------

Name:  Bill Knollenberg                                   {Corporate Seal}
       -------------------------------

Title: President
       -------------------------------



Subscriber(s) Signature

       -------------------------------

       -------------------------------



Attest:

By:    -------------------------------
       Secretary

Debenture No. _____________________

                                   Addendum A

The Straight Conversion rate for this Convertible Debenture is $    per share of
ERIN GAS PRODUCERS, INC. Debenture Total = _________________________








--------------------------------------
Bill M. Knollenberg

                                    EXHIBIT I

                             ASSIGNMENT AND TRANSFER

         The undersigned Assignee(s), holder of that certain Convertible Debenture (the "Debenture") issued by ERIN GAS PRODUCERS, INC. ("Erin Gas") to assignee, and dated as of _____________________________, 19__, hereby assigns and transfers said Debentures to Erin Gas pursuant to the terms and conditions of conversion set forth in said Debenture, and in exchange for the number of shares of stock of Erin Gas listed on Addendum A to the Debenture that correspond to the Initial Investment reflected in the first paragraph on the bond entitled "Obligation".

         IN WITNESS WHEREOF, I have signed my name this ________________ day of ____________________, 19___.



ASSIGNEE(S)


--------------------------------------

Name:
       -------------------------------


--------------------------------------

Name:
       -------------------------------




WITNESS:


--------------------------------------

Name:
       -------------------------------